FORM N-CSR

INVESTMENT COMPANY ACT FILE NUMBER(S): 811-08492

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:
PRINCIPLED EQUITY MARKET FUND

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:

20 WILLIAM STREET
WELLESLEY, MA 02481

NAME AND ADDRESS OF AGENT FOR SERVICE:

CHRISTOPHER WILLIAMS
5072 ANNUNCIATION CIRCLE
AVE MARIA, FL 34142

REGISTRANT'S TELEPHONE NUMBER: (239) 304-1679

DATE OF FISCAL YEAR END:DECEMBER 31, 2014
DATE OF REPORTING PERIOD:DECEMBER 31, 2014

ITEM 1. REPORT TO SHAREHOLDERS

A copy of the Registrant's Annual Report that was transmitted to shareholders can be found below.

PRINCIPLED EQUITY MARKET FUND

INVESTMENT ADVISER
F.L. Putnam Investment Management Company
20 William Street
Wellesley, Massachusetts 02481

ANNUAL REPORT
DECEMBER 31, 2014

A Commentary Regarding 2014 from the President of F.L.Putnam Investment Management Company

So much for consensus forecasts.

2014 was especially harsh on economists’ predictions about what the year would bring to investors. Here are some of the key consensus forecasts made a year ago [along with the actual outcome]:

♦The S&P 500 Index would pause in 2014, posting only modest results after a terrific gain of 32% in 2013 [the S&P 500 posted a solid 13.68% gain in 2014].
♦The yield on the 10-year Treasury Note would rise from 3.00% at year-end 2013 to 3.50% – 4.00% by year-end 2014, powered by global growth [the 10-year Note went the other way and finished 2014 at 2.17%].
♦Crude oil was trading at $98 per barrel and was expected to remain at close to that level in 2014, given supply / demand forecasts [today, oil is trading at $53 per barrel].

These prognosticators are all very bright people with enormous resources and a good track record. They are not often hung out to dry. They were simply blindsided by enormous global cross-currents that developed during 2014 and that remain firmly entrenched at the beginning of 2015.

To us at F.L.Putnam, the major cross-current is the increasing strength of the U.S. economy while virtually all the other major economies in the world are either stagnating or slowing. At the most strategic level, we believe this will be the primary market dynamic for investors in 2015.

It is clear to us that the U.S. economy continues on a solid and sustainable upswing: U.S. GDP rose at a powerful 5% in the 3rd quarter; corporate profits and balance sheets are strong; there is continuing improvement in employment and consumer spending; lower gasoline prices at the pump are a meaningful tax cut to consumers; and corporate merger activity is at the highest level on record – a sign of business confidence.

In other major economies the contrast vs. the U.S. is stark: the Eurozone is stagnant; Japan is in recession; and China’s rate of growth is slowing, causing most emerging market economies to slow along with it.

How long can this dichotomy persist? Will the U.S. be the engine of global growth, pulling other economies up with it or will economic weakness abroad cause the U.S. to slow? This is the $64 question for 2015, and as economic data comes in supporting one side and then the other, we expect to see increased market volatility during the year.

At F.L.Putnam, we have made some modest changes in our investment posture in 2014 given the changing global economic picture. We remain positive on stocks as the most attractive asset class, but with increasing caution as valuations reach new highs. Another way to put it: we like stocks but we don’t love stocks – and we like U.S. stocks far more than non-U.S. stocks.

As we have mentioned in previous letters, we believe bonds hold more risk than stocks in today’s market. However, with the Federal Reserve Bank’s recent announcement that it will be “patient” in raising interest rates, we believe that the trajectory of rate increases may be shallower than previously thought. In response, we have been adding modest amounts of short-term bonds in some portfolios.

We believe these tactical changes will position our clients’ portfolios well for the unknown events of the new year. However, there is one thing I can guarantee for 2015: we will all be surprised.

************************************************
2014 has been a good year for F.L.Putnam. We have had near-record inflows of new business, which is a strong vote of confidence in our firm by the marketplace. We always enjoy attracting new clients – especially referrals from our existing clients.

In addition, our entire staff continues to provide our clients with the highest level of personal service that I am aware of in the industry. I often hear from clients about how much they appreciate the efforts made by the people at F.L.Putnam. These are my favorite conversations of the year.

We want to thank you for entrusting your portfolio with us and we wish you health and happiness in 2015.

Sincerely,

John V. Carberry
President
F.L.Putnam Investment Management Company
Investment Advisor to Principled Equity Market Fund

To the Shareholders of the Principled Equity Market Fund (the “Fund”):

This letter will have three parts, 1) The Purpose of the Fund, 2) 2014 Investment Activities and Results, and 3) Other General Information:

Purpose of the Fund

The purpose of the Fund is to enable investors with a broad range of ethical, social justice, and other non-financial concerns to invest their assets in a broadly diversified portfolio designed to achieve an above-average investment return by approximating overall returns recorded by the domestic equity markets  (as represented primarily by the Standard and Poor’s 500 Stock Index).

The Fund attempts to accomplish this purpose while simultaneously refraining from investing in the securities of any companies whose products, services, geographical areas of operation, and other non-financial characteristics are unacceptable to all identifiable significant constituencies of investors who wish to exclude such non-financial characteristics from their investments. Thus the Fund endeavors to avoid not just characteristics which an individual group with a particular interest wishes to avoid - for example, investors concerned about the environment who wish to exclude coal mining and resulting pollution - but the entire spectrum of characteristics which are objectionable to all identifiable groups with such unacceptable non-financial criteria.

The significance of approximating the overall returns of the domestic equity markets specifically as measured by the S&P 500, is that, over time (although not in every year) the return recorded by the S&P 500 has exceeded the returns recorded by the majority of Investment Advisers, Institutions, Investment Companies ('mutual funds') and other professional investors who attempt to exceed those returns (sometimes known as ‘active investors’). Consequently, if an investment account can approximate the return of the S&P 500, one can reasonably conclude and assert that the account has, as a result, achieved a return in excess of that recorded by the majority of at least professional, and likely non-professional, investors.*

For purposes of this discussion, we will define 'approximate' as meaning that the Fund's portfolio return, before expenses, essentially equals the return of the S&P 500  over the life of the Fund, or during an individual year or years, depending upon the period being discussed.

As you can see from the comments by Mr. Zink, the Fund’s Portfolio Manager, which follow immediately below and from information included elsewhere in this Report, the Fund has achieved, and continues to achieve, its purpose.

2014 Investment Activities and Results

 “The US large cap equity market, represented by the S&P 500, was up +4.93% in the fourth quarter and +13.69% YTD.  The Russell 2000 was up +9.73% in the quarter and +4.89% YTD thru December 2014.  While the macroeconomic outlook continued to improve in the US, the same can’t be said for the rest of the world. In Europe both growth and levels of inflation remain anemic. The fourth quarter of 2014 saw continued weakened confidence in the economic recovery in Europe. Growth across the major economies in Asia has also slowed causing both the Bank of Japan and the People’s Bank of China to announce surprise easing policies in the fourth quarter. MSCI EAFE was down -3.57% for the quarter and -4.90% YTD while MSCI Emerging returned -2.19% for the quarter and +0.27% YTD.

The Fund, YTD thru December 2014, outperformed the S&P 500 Index by +1.02% prior to expenses.  The Consumer Discretionary, Health Care and Industrials sectors were the three fund sectors that outperformed their corresponding benchmark sectors by more than 20 basis points for the period. In Consumer Discretionary, over weights in Home Depot, Genuine Parts and Lowes and not owning Amazon explain most of the positive result. In Health care over weights in Allergan, Abbvie and Amgen account for most of the excess return.  In Industrials not owning GE and over weights in Union Pacific and Southwest Air explain the positive results. The Financials sector detracted from relative performance for the period. In Financials not owning Berkshire Hathaway and Wells Fargo account for approximately two thirds of the underperformance with the rest spread over multiple securities.”

William G. Zink
Director of Structured Investments, PanAgora Asset Management
Sub Advisor to Principled Equity Market Fund

Other Information

▪	Voting stock of companies owned by the Fund at annual meetings and on other occasions:

Voting as to matters requiring shareholder approval with respect to companies held by the Fund is effected by the Fund’s management and Trustees in accord with their best judgment as to how the Fund’s Shareholders would be likely to vote if they could do so directly.

▪	The Fund’s internet website:

General and recent information concerning the Fund, including the daily Net Asset Value of the Fund's shares, may be found by accessing the Fund's website at www.principledequityfund.com

▪	Over the Counter Market:

The Fund’s shares are traded in the Over the Counter market under the symbol “PEQKL.” Spartan Securities (T: 727-502-0508) is a market maker in the Fund’s shares.

▪	Portfolio Construction:

Historically, investors wishing to achieve the results of the S & P 500 Stock Index have usually done so by utilizing the traditional 'market-capitalization' index previously described, in which the index is composed of the 500 companies in proportion to the total market value of their shares (i.e. the number of shares multiplied by the price per share).

As we have written more than once in the last year, alternative formulations of the same 500 companies have been created over the past decade  which historically have provided higher returns on average over long periods (although lower returns in a few sometime consecutive years). For example, in the 20 years ended December 31, 2014, the 'standard' market capitalization S & P 500 which the Fund currently uses recorded an annual rate of return of 9.85%, while the Equal- Weighted S & P 500 recorded a 20% higher return of 11.85%. We believe that our Shareholders may be better served by using the 'Equal Weighted' alternative or perhaps even another alternative - subject to our determining whether there would be significantly greater costs, or more difficulty in applying the non-financial criteria.

Costs are a significant consideration in running a mutual fund; the Fund's costs are already impacted by the extra expenses of applying the large number of exclusionary criteria it utilizes - a larger number than is applied by any other fund of which we are aware.

We would be interested in hearing the opinions of our Shareholders on this or any of the foregoing matters on which they would like to comment.

Sincerely –

David W.C. Putnam
President & Trustee

************************************************
* There are no statistics available which include the aggregate results recorded by the entire universe of non-professional/individual investors.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception
Principled Equity Market Fund	13.56%	20.61%	15.33%	6.97%	7.49%
Standard & Poor’s 500 Index	13.69%	20.41%	15.45%	7.67%	7.81%

The Standard & Poor’s 500 Index returns shown above assume reinvestment of dividends but, unlike the Fund’s returns, do not reflect any fees or expenses. If fees and expenses such as those incurred by the Fund were applied against the index returns, the returns shown for the index would have been lower. It is important to remember that one cannot invest directly in an unmanaged index.

The table shown above does not reflect the deduction of taxes a shareholder might pay on distributions or redemptions.

PRINCIPLED EQUITY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

Assets:
Investments in securities, at fair value (cost $15,693,243; see Schedule of Investments, Notes 1, 2, 3, & 7)	$36,878,306
Cash	136,997
Dividends and interest receivable	41,966
Total assets	37,057,269
Liabilities:
Accrued advisory fees (Note 4)	21,380
Accrued transfer fees (Note 5)	5,420
Accrued trustees’ fees and expenses	4,427
Accrued administration fees (Note 5)	3,006
Accrued custodian fees	3,457
Accrued other expenses (Note 5)	51,968
Total liabilities	89,658
Net assets	$36,967,611
Analysis of Net Assets:
Capital stock (2,750,000 shares authorized at no par value, amount paid in on 1,617,913 shares outstanding) (Notes 1 &10)	15,857,801
Accumulated undistributed net investment income (Notes 1 & 9)	23,963
Accumulated realized loss from security transactions (Notes 1 & 9)	(99,216)
Net unrealized appreciation in value of investments	21,185,063
Net assets (equivalent to $22.85 per share, based on 1,617,913 capital shares outstanding)	$36,967,611

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

STATEMENT OF OPERATIONS
DECEMBER 31, 2014

Investment Income:
Dividends (Note 1)	$746,566
Other income	2,222
Total income	748,788
Expenses:
Advisory fees, net (Notes 4 & 6)	90,097
Legal fees (Note 6)	76,900
Administration fees (Note 5)	35,000
Transfer fees (Note 5)	32,500
Trustees' fees and expenses	28,500
Audit fees (Note 5)	26,500
Insurance expenses	25,551
Custodian fees	22,100
Compliance expenses (Note 6)	19,235
Marketing expenses	8,023
Membership and subscription expenses	7,279
Costs of reports to shareholders	6,000
Other expenses	14,097
Total expenses	391,782
Net investment income	357,006
Realized and unrealized gain from investments:
Net realized gain from investments	1,201,761
Increase in net unrealized appreciation on investments	3,095,063
Net realized and unrealized gain from investments	4,296,824
Net increase in net assets resulting from operations	$4,653,830

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase in net assets from operations:
Net investment income	$357,006	$379,996
Net realized gain from investments	1,201,761	2,984,530
Net unrealized appreciation on investments	3,095,063	6,861,070
Net increase in net assets resulting from operations	4,653,830	10,225,596
Distributions to shareholders:
From net investment income ($0.27 and $0.25 per share in 2014 and 2013)	(432,368)	(399,207)
From net realized gain on investments ($0.80 and $1.79 per share in 2014 and 2013)	(1,257,655)	(2,858,324)
Total distributions to shareholders	(1,690,023)	(3,257,531)
Increase (decrease) in net assets from capital share transactions:

	Number of Shares
	2014	2013
Proceeds from sale of shares	--	--	--	--
Shares issued to share- holders in distributions reinvested	39,927	83,183	926,690	1,742,692
Cost of shares redeemed	(102,026)	(244,380)	(2,279,585)	(5,115,036)
Decrease in net assets resulting from capital share transactions	(62,099)	(161,197)	(1,352,895)	(3,372,344)
Net increase in net assets			1,610,912	3,595,721
Net assets:			35,356,699	31,760,978
Beginning of period			$36,967,611	$35,356,699
End of period (including undistributed net investment income of $23,963 and $29,256, respectively)

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

FINANCIAL HIGHLIGHTS
(for a share of capital stock outstanding throughout each period)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010

Investment income	$0.57	$0.50	$0.40	$0.30	$0.29
Expenses, net	0.30	0.24	0.19	0.19	0.15
Net investment income	0.27	0.26	0.21	0.11	0.14
Net realized and unrealized gain (loss) on investments	2.60	5.58	2.15	(0.07)	2.01
Total from investment operations	2.87	5.84	2.36	0.04	2.15
Distributions to shareholders:
From net investment income	0.27	0.25	0.21	0.12	0.14
From net realized gain on investments	0.80	1.79	0.28	--	--
Net increase (decrease) in net asset value	1.80	3.80	1.87	(0.08)	2.01
Net asset value:
Beginning of period	21.05	17.25	15.38	15.46	13.45
End of period	$22.85	$21.05	$17.25	$15.38	$15.46

Total Return	13.56%	33.91%	15.37%	0.27%	15.98%
Net assets, end of period	$36,967,611	$35,356,699	$31,760,978	$29,434,920	$29,859,876
Ratio of expenses to average net assets	1.09%	0.97%	1.08%	1.20%	1.02%
Ratio of net investment income to average net assets	0.99%	1.05%	1.23%	0.74%	0.98%
Portfolio turnover	0.03	0.04	0.03	0.08	0.02
Average commission rate paid	0.0087	0.0118	0.0120	0.0090	0.0109
Number of shares outstanding at end of period	1,617,913	1,680,012	1,841,209	1,913,633	1,931,759

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

(Showing Percentage of Net Assets)

Quantity		Value (Note 1)
COMMON STOCK – 99.76%
	CONSUMER DISCRETIONARY – 14.27%
	Auto Components Industry -- 0.29%
2,200	Johnson Controls Incorporated	$106,348

	Automobiles Industry -- 0.77%
10,100	Ford Motor Company	156,550
1,289	General Motors Company	44,999
1,244	Harley-Davidson Incorporated	81,992
		283,541

	Distributors Industry -- 0.76%
2,633	Genuine Parts Company	280,599

	Household Durables Industry -- 0.52%
1,200	DR Horton Incorporated	30,348
982	Newell Rubbermaid Incorporated	37,404
1,300	Stanley Black & Decker Incorporated	124,904
		192,656

	Hotels, Restaurants & Leisure Industry -- 2.03%
700	Darden Restaurants Incorporated	41,041
4,200	McDonald’s Corporation	393,540
2,800	Starbucks Corporation	229,740
1,200	Yum! Brand Incorporated	87,420
		751,741

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

(Continued)

Quantity		Value (Note 1)
	Internet & Catalog Retail Industry -- 0.60%
101	Netflix Incorporated*	34,503
163	Priceline.com Incorporated*	185,854
		220,357

	Media Industry -- 3.59%
9,050	Comcast Corporation Class A	524,990
2,800	DirecTV*	242,760
1,765	McGraw Hill Financial Incorporated	157,050
2,400	Omnicom Group Incorporated	185,928
1,414	Time Warner Cable Incorporated Class A	215,013
		1,325,741

	Multiline Retail Industry -- 0.95%
800	Kohl’s Corporation	48,832
1,828	Macy's Incorporated	120,191
2,400	Target Corporation	182,184
		351,207

	Specialty Retail Industry -- 4.11%
2,100	American Eagle Outfitters Incorporated	29,148
954	AutoNation Incorporated*	57,631
975	Best Buy Company Incorporated	38,005
100	Foot Locker Incorporated	5,618
1,300	L Brands Incorporated	112,515
4,560	Lowe's Companies Incorporated	313,728
600	Murphy USA Incorporated*	41,316
1,000	Office Depot Incorporated*	8,580

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

(Continued)

Quantity		Value (Note 1)
	Specialty Retail Industry (Continued)
1,950	Staples Incorporated	35,334
5,269	The Home Depot Incorporated	553,087
3,000	The TJX Companies Incorporated	205,740
1,100	Tiffany & Company	117,546
		1,518,248

	Textiles Apparel & Luxury Goods Industry -- 0.65%
304	Coach Incorporated	11,418
2,400	Nike Incorporated	230,760
		242,178

	CONSUMER DISCRETIONARY TOTAL	5,272,616

	CONSUMER STAPLES -- 10.35%
	Beverages Industry -- 3.12%
2,000	Coca-Cola Enterprises Incorporated	88,440
5,000	Pepsico Incorporated	472,800
14,000	The Coca Cola Company	591,080
		1,152,320

	Food & Staples Retailing Industry -- 3.57%
4,736	CVS Caremark Corporation	456,124
1,700	Costco Wholesale Corporation	240,975
1,800	Safeway Incorporated	63,216
6,000	Sysco Corporation	238,140

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

(Continued)

Quantity		Value (Note 1)
	Food & Staples Retailing Industry (Continued)
3,443	Walgreens Boots Alliance Incorporated	262,357
1,200	Whole Foods Market Incorporated	60,504
		1,321,316

	Food Products Industry -- 1.57%
1,100	Campbell Soup Company	48,400
5,511	General Mills Incorporated	293,902
2,700	Kellogg Company	176,688
192	Keurig Green Mountain Incorporated	25,421
941	Mondelez International Incorporated	34,186
		578,597

	Household Products Industry -- 2.09%
8,500	The Procter & Gamble Company	774,265

	CONSUMER STAPLES TOTAL	3,826,498

	ENERGY -- 7.56%
	Energy Equipment & Services Industry -- 1.32%
948	Baker Hughes Incorporated	53,154
1,598	Cameron International Corporation*	79,820
1,800	ERA Group Incorporated*	38,070
1,500	Ensco Plc Class A	44,925
700	FMC Technologies Incorporated*	32,788
2,800	Nabors Industries Limited	36,344
1,808	National Oilwell Varco Incorporated	118,478

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

(Continued)

Quantity		Value (Note 1)
	Energy Equipment & Services Industry (Continued)
900	Noble Corporation Plc	14,913
498	Rowan Companies Plc	11,613
795	Seacor Holdings Incorporated*	58,679
		488,784

	Oil, Gas & Consumable Fuels Industry -- 6.24%
1,857	Anadarko Petroleum Corporation	153,203
2,144	Apache Corporation	134,365
1,300	Cabot Oil & Gas Corporation	38,493
1,923	Chesapeake Energy Corporation	37,633
425	Cimarex Energy Company	45,050
2,201	Devon Energy Corporation	134,723
2,176	EOG Resources Incorporated	200,344
600	EQT Corporation	45,420
2,100	Hess Corporation	155,022
700	Hollyfrontier Corporation	26,236
955	Kinder Morgan Incorporated	40,406
6,000	Marathon Oil Corporation	169,740
2,170	Marathon Petroleum Corporation	195,864
2,400	Murphy Oil Corporation	121,248
2,600	Noble Energy Incorporated	123,318
1,440	Occidental Petroleum Corporation	116,078
2,000	Peabody Energy Corporation	15,480
463	Pioneer Natural Resources Company	68,918
763	Range Resources Corporation	40,782
1,474	Southwestern Energy Company*	40,226

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

(Continued)

Quantity		Value (Note 1)
	Oil, Gas & Consumable Fuels Industry (Continued)
6,300	Spectra Energy Corporation	228,690
3,900	Williams Companies Incorporated	175,266
		2,306,505

	ENERGY TOTAL	2,795,289

	FINANCIALS -- 15.17%
	Capital Markets Industry -- 3.90%
856	Ameriprise Financial Incorporated	113,206
385	Blackrock Incorporated	137,661
1,800	Franklin Resources Incorporated	99,666
900	Janus Capital Group Incorporated	14,517
5,540	Morgan Stanley	214,952
1,100	Northern Trust Corporation	74,140
87	Piper Jaffray Companies*	5,054
1,500	State Street Corporation	117,750
6,430	The Bank of New York Mellon Corporation	260,865
5,650	The Charles Schwab Corporation	170,573
860	The Goldman Sachs Group Incorporated	166,694
800	T Rowe Price Group Incorporated	68,688
		1,443,766
	Commercial Banks Industry -- 2.40%
3,900	BB&T Corporation	151,671
1,100	Comerica Incorporated	51,524
2,485	Fifth Third Bankcorp	50,644

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

(Continued)

Quantity		Value (Note 1)
	Commercial Banks Industry (Continued)
1,316	Keycorp	18,293
1,100	M & T Bank Corporation	138,182
2,200	Suntrust Banks Incorporated	92,180
8,540	US Bancorp	383,873
		886,367

	Consumer Finance Industry -- 1.22%
2,785	American Express Company	259,117
2,913	Discover Financial Services	190,772
		449,889

	Diversified Financial Services Industry -- 0.36%
1,000	CME Group Incorporated	88,650
2,900	Federal Home Loan Mortgage Corporation*	5,974
5,500	Federal National Mortgage Association*	11,303
272	Moody's Corporation	26,060
		131,987

	Insurance Industry -- 5.70%
2,000	AFLAC Incorporated	122,180
1,710	Ace Limited	196,445
3,034	American International Group Incorporated	169,934
1,061	Cincinnati Financial Corporation	54,992
1,000	Erie Indemnity Company Class A	90,770
972	Genworth Financial Incorporated*	8,262
950	Lincoln National Corporation	54,786
600	MBIA Incorporated*	5,724
2,400	Marsh and McLennan Companies Incorporated	137,376

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

(Continued)

Quantity		Value (Note 1)
	Insurance Industry (Continued)
2,567	MetLife Incorporated	138,849
5,400	Progressive Corporation	145,746
1,037	Prudential Financial Incorporated	93,807
800	Renaissancere Holdings Limited	77,776
2,900	The Allstate Corporation	203,725
1,800	The Chubb Corporation	186,246
804	The Hartford Financial Services Group Incorporated	33,519
3,213	The Travelers Companies Incorporated	340,096
1,300	Unum Group	45,344
		2,105,577

	Real Estate Investment Trusts (REITs) Industry – 1.59%
716	Equity Residential	51,437
972	General Growth Properties Incorporated	27,342
719	HCP Incorporated	31,658
1,678	Host Hotels & Resorts Incorporated	39,886
1,700	Plum Creek Timber Company Incorporated	72,743
2,100	ProLogis Incorporated	90,363
1,435	Simon Property Group Incorporated	261,328
717	Washington Prime Group Incorporated	12,347
		587,104

	FINANCIALS TOTAL	5,604,690

	HEALTH CARE -- 13.74%
	Biotechnology Industry -- 3.53%
3,660	Amgen Incorporated	583,001

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

(Continued)

Quantity		Value (Note 1)
	Biotechnology Industry (Continued)
790	Biogen Idec Incorporated*	268,166
4,208	Gilead Sciences Incorporated*	396,646
143	Regeneron Pharmaceuticals Incorporated*	58,666
		1,306,479

	Health Care Equipment & Supplies Industry -- 1.71%
1,400	CareFusion Corporation*	83,076
1,679	Hill-Rom Holdings Incorporated	76,596
6,560	Medtronic Incorporated	473,632
		633,304

	Health Care Providers & Services Industry -- 3.71%
3,683	AmerisourceBergen Corporation	332,059
2,800	Cardinal Health Incorporated	226,044
3,590	Express Scripts Holding Company*	303,965
1,411	McKesson Corporation	292,895
3,259	Quest Diagnostics Incorporated	218,549
		1,373,512

	Pharmaceuticals Industry -- 4.79%
12,200	Abbott Laboratories	549,244
12,200	AbbVie Incorporated	798,368
1,989	Allergan Incorporated	422,842
		1,770,454

	HEALTH CARE TOTAL	5,083,749

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

(Continued)

Quantity		Value (Note 1)
	INDUSTRIAL -- 9.81%

	Air Freight & Logistics Industry -- 1.81%
1,599	FedEx Corporation	277,682
3,530	United Parcel Service Incorporated	392,430
		670,112

	Airlines Industry -- 0.45%
887	Delta Air Lines Incorporated	43,631
2,930	Southwest Airlines Company	123,998
		167,629

	Commercial Services & Supplies Industry -- 0.40%
224	Deluxe Corporation	13,944
3,300	Republic Services Incorporated	132,825
		146,769

	Electrical Equipment Industry -- 1.02%
245	Eaton Corp Plc	16,650
4,200	Emerson Electric Company	259,266
904	Rockwell Automation Incorporated	100,525
		376,441

	Machinery Industry -- 2.68%
970	Cummins Incorporated	139,845
2,500	Deere & Company	221,175
1,587	Flowserve Corporation	94,950
3,385	Illinois Tool Works Incorporated	320,560
48	Kadant Incorporated	2,049

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

(Continued)

Quantity		Value (Note 1)
	Machinery Industry (Continued)
2,300	Paccar Incorporated	156,423
400	Snap-On Incorporated	54,696
		989,698

	Road & Rail Industry -- 2.86%
7,200	CSX Corporation	260,856
2,404	Norfolk Southern Corporation	263,502
4,474	Union Pacific Corporation	532,988
		1,057,346

	Trading Companies & Distributors Industry -- 0.59%
452	Now Incorporated*	11,630
472	United Rentals Incorporated*	48,149
617	W.W. Grainger Incorporated	157,267
		217,046

	INDUSTRIAL TOTAL	3,625,041

	INFORMATION TECHNOLOGY -- 20.30%
	Communications Equipment Industry -- 2.43%
15,177	Cisco Systems Incorporated	422,224
587	JDS Uniphase Corporation*	8,054
2,200	Juniper Networks Incorporated	49,104
1,185	Motorola Solutions Incorporated	79,490
4,577	Qualcomm Incorporated	340,208
		899,080

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

(Continued)

Quantity		Value (Note 1)
	Computers & Peripherals Industry -- 5.50%
12,999	Apple Incorporated	1,434,830
7,400	EMC Corporation	220,076
5,130	Hewlett-Packard Company	205,867
397	Lexmark International Incorporated	16,384
1,500	NetApp Incorporated	62,175
600	QLogic Corporation*	7,992
786	Western Digital Corporation	87,010
		2,034,334

	Electronic Equipment Instruments & Components Industry -- 0.14%
1,800	Ingram Micro Incorporated*	49,752

	Internet Software & Services Industry -- 2.93%
3,400	EBay Incorporated*	190,808
2,314	Facebook Incorporated*	180,539
673	Google Incorporated Class A*	354,267
673	Google Incorporated Class C*	357,134
		1,082,748
	IT Services Industry -- 3.76%
745	Accenture Plc	66,536
3,100	Automatic Data Processing Incorporated	258,447
2,400	Cognizant Tech Solutions Class A*	126,384
1,140	Fidelity National Information Services Incorporated	70,908
1,200	Fiserv Incorporated*	85,164
3,000	MasterCard Incorporated	258,480
1,500	Paychex Incorporated	69,255

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

(Continued)

Quantity		Value (Note 1)
	IT Services Industry (Continued)
629	Total System Services Incorporated	21,361
1,400	Visa Incorporated Class A	367,080
3,685	The Western Union Company	65,998
		1,389,613

	Semiconductors & Semiconductor Equipment Industry -- 3.65%
1,800	Altera Corporation	66,492
2,200	Analog Devices Incorporated	122,144
5,900	Applied Materials Incorporated	147,028
900	Broadcom Corporation Class A	38,997
12,397	Intel Corporation	449,887
1,000	KLA-Tencor Corporation	70,320
450	Lam Research Corporation	35,703
2,200	Micron Technology Incorporated*	77,022
2,700	Nvidia Corporation	54,135
4,800	Texas Instruments Incorporated	256,656
700	Xilinx Incorporated	30,303
		1,348,687

	Software Industry -- 1.89%
1,600	Adobe Systems Incorporated*	116,320
1,033	CDK Global Incorporated	42,105
400	Citrix Systems Incorporated*	25,520
9,906	Oracle Corporation	445,473
2,698	Symantec Corporation	69,231
		698,649

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

(Continued)

Quantity		Value (Note 1)
	INFORMATION TECHNOLOGY TOTAL	7,502,863

	MATERIALS -- 2.58%
	Chemicals Industry -- 1.39%
600	Airgas Incorporated	69,108
398	Ecolab Incorporated	41,599
530	International Flavors and Fragrances Incorporated	53,721
2,695	Praxair Incorporated	349,164
		513,592

	Construction Materials Industry -- 0.20%
1,100	Vulcan Materials Company	72,303

	Containers & Packaging Industry -- 0.97%
2,802	AptarGroup Incorporated	187,286
1,800	Bemis Company Incorporated	81,378
650	Owens-Illinois Incorporated*	17,543
1,721	Sealed Air Corporation	73,022
		359,229

	Metals & Mining Industry -- 0.02%
1,259	Cliffs Natural Resources Incorporated	8,989

	MATERIALS TOTAL	954,113

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

(Continued)

Quantity		Value (Note 1)
	TELECOMMUNICATION SERVICES -- 3.04%

	Diversified Telecommunication Services Industry -- 2.61%
15,231	A T & T Corporation	511,609
874	CenturyLink Incorporated	34,593
2,256	Frontier Communications Corporation	15,047
8,643	Verizon Communications Incorporated	404,320
		965,569

	Wireless Telecommunication Services Industry -- 0.43%
1,600	American Tower Corporation	158,160

	TELECOMMUNICATION SERVICES TOTAL	1,123,729

	UTILITIES -- 2.94%
	Electric Utilities Industry -- 0.97%
6,691	Northeast Utilities	358,102

	Gas Utilities Industry -- 1.32%
3,014	Atmos Energy Corporation	168,000
4,764	UGI Corporation	180,937
2,572	WGL Holdings Incorporated	140,483
		489,420

	Multi-Utilities Industry -- 0.30%
4,800	CenterPoint Energy Incorporated	112,464

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

(Continued)

Quantity		Value (Note 1)
	Water Utilities Industry -- 0.35%
2,434	American Water Works Company	129,732

	UTILITIES TOTAL	1,089,718

	Total common stocks (cost $15,693,243)	36,878,306
CASH & OTHER ASSETS, LESS LIABILITIES -- 0.24%		89,305
Total Net Assets		$36,967,611

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

1.	Significant Accounting Policies:
Principled Equity Market Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end investment management company. The Trust seeks to provide long-term capital appreciation by investing in equity securities that the Trust’s management believes will contribute to the achievement of the Trust’s objective and that do not possess characteristics (i.e., products, services, geographical areas of operation or other similar nonfinancial aspects) that management believes are unacceptable to substantial constituencies of investors concerned with the ethical and/or social justice characteristics of their investments. In seeking to achieve its investment objective, the Trust purchases “acceptable” securities, identified as such by the Manager, that will, in the Sub-Adviser's opinion, contribute to this goal.

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

On February 10, 2014, the Trust received written notice from the Chicago Stock Exchange (the “Exchange” or “CHX”) informing the Trust that the CHX was proposing to delist the Trust’s shares because the Trust had become so closely held and so thinly traded that it was no longer feasible to maintain a reasonable market in the shares of the Trust pursuant to CHX Article 22, Rule 22(b) and its Tier II maintenance standards. The Board of Trustees of the Trust decided not to appeal the decision of the CHX.  As a result, the Trust’s shares were delisted from the Exchange on March 10, 2014.

During July 2014, the Trust was approved to be traded on the OTC Bulletin Board (“OTCBB”).

The following is a summary of significant accounting policies followed by the Trust which are in conformity with those generally accepted in the United States of America’s investment company industry.

A. Use of Estimates-- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B. Investment Securities-- For financial reporting purposes, the Trust’s investment holdings and Net Asset Value (NAV) include trades executed through the end of the last business day of the period.  The NAV per share for processing shareholder transactions is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern, and includes trades executed through the end of the prior business day. All investments in securities are recorded at their estimated fair value, as described in Note 2. Temporary cash investments are stated at cost, which approximates market value.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses from sales of investments are calculated using the "identified cost" method for both financial reporting and federal income tax purposes.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

PRINCIPLED EQUITY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

(Continued)

The foreign dividend income is presented on the Statement of Operations net of any foreign tax withholdings, when applicable.

C. Income Taxes-- The Trust has elected to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year all of its taxable income to its shareholders. No provision for federal income taxes is necessary since the Trust intends to qualify for and elect the special tax treatment afforded a "regulated investment company" under subchapter M of the Internal Revenue Code.  The Trust also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for the taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

The Trust recognizes the tax benefit from any uncertain tax position only if it is more likely than not that the tax position will be sustained upon examination by the taxing authorities, based on the technical merits of the tax position.  Any tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate resolution. Management has analyzed the Trust’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013) or expected to be taken in the Trust’s 2014 tax returns.

The Trust identifies its major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Trust also follows the policy to recognize interest and penalties related to unrecognized tax benefits (if any) in income tax expense.  No such interest and penalties have been accrued as of December 31, 2014.

D. Capital Stock-- The Trust records the sales and redemptions of its capital stock on trade date.

E. Distributions to Shareholders-- Dividends to shareholders from net investment income, if any, and net capital gains, if any, are paid at least annually and as required to comply with Federal excise tax requirements. Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Shareholders may reinvest net investment income and capital gain distributions in additional shares of the Trust at the net asset value as of ex-dividend date or, at the election of the shareholder, receive distributions in cash.  For tax purposes, distributions from net short-term capital gains are considered to be from ordinary income.

PRINCIPLED EQUITY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

(Continued)

F. Recent Accounting Pronouncements-- In June 2014, FASB issued Accounting Standards Update 2014-11 (“ASU 2014-11”), Transfers and Servicing (Topic 860) - Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e. repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions.  ASU 2014-11 is effective for the first interim or annual period beginning after December 15, 2014.  Although still evaluating the potential impacts of ASU 2014-11 to the Trust, management does not expect the adoption of the ASU to have an effect on the Trust.

2.	Securities Valuations:
As described in Note 1, the Trust utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America establishe a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1- Unadjusted quoted prices in active markets for identical investments.

Level 2- Other significant observable inputs other than quoted prices included in Level 1 that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3- Significant unobservable inputs, to the extent relevant observable inputs are not available; representing the Trust’s own assumptions about the assumptions that a market participant would use in valuing the asset, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust’s major categories of investments measured at fair value on a recurring basis follows.

Equity securities (common stock). Each day securities traded on national security exchanges (or reported on the NASDAQ national market) are stated at the last reported sales price on the primary exchange on which they are listed, or if there has been no sale, at the current bid price. Other securities for which market quotations are readily available are valued at the last known sales price or, if unavailable, the known current bid price which most nearly represents current market value.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

PRINCIPLED EQUITY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

(Continued)

The following table summarizes the inputs used to value the Trust's investments measured at fair value  as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$5,272,616	$--	$--	$5,272,616
Consumer Staples	3,826,498	--	--	3,826,498
Energy	2,795,289	--	--	2,795,289
Financials	5,604,690	--	--	5,604,690
Health Care	5,083,749	--	--	5,083,749
Industrial	3,625,041	--	--	3,625,041
Information Technology	7,502,863	--	--	7,502,863
Materials	954,113	--	--	954,113
Telecommunication Services	1,123,729	--	--	1,123,729
Utilities	1,089,718	--	--	1,089,718
Total Common Stocks	$36,878,306	$--	$--	36,878,306

There were no transfers between Level 1, Level 2, and Level 3 during the year.

PRINCIPLED EQUITY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

(Continued)

3.	Tax Basis of Investments:
At December 31, 2014 the total cost of investments for federal income tax purposes was different than the total cost on a financial reporting basis due to the tax deferral of losses on wash sales that occurred during 2012. The federal income tax basis of the Trust’s investments at December 31, 2014 was $15,693,269. Aggregate gross unrealized appreciation in investments in which there was an excess of market value over tax cost was $21,772,035.

Aggregate gross unrealized depreciation in investments in which there was an excess of tax cost over market value was $586,998.

Net unrealized appreciation in investments for tax purposes at December 31, 2014 was $21,185,037.

The Trust had post-October capital losses of $142,739 that it is going to defer for the year ended December 31, 2014.

The Trust also has $26 in disallowed losses due to wash sales during 2012.  These disallowed losses were added to the tax cost of the securities that were repurchased.  These losses will be used to offset future gains on these securities.

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$23,963
Undistributed long-term capital gain	$(99,190)
Net unrealized appreciation	$21,185,037

4.	Investment Advisory and Sub-Advisory Agreements:
The Trust has entered into an Investment Advisory Agreement with F.L. Putnam Investment Management Company (“F.L. Putnam” or the "Adviser") and a Sub-Advisory Agreement with PanAgora Asset Management, Inc. (“PanAgora” or the “Sub-Advisor”).

The Advisory Agreement provides that F.L. Putnam will be responsible for overall management of the Trust’s activities, will supervise the provision of administrative and professional services to the Trust, will provide all necessary facilities, equipment, personnel and office space to the Trust, and will provide the Sub-Advisor with a list of acceptable securities from which to select and effect investments for the Trust’s portfolio.

The Sub-Advisory Agreement provides that PanAgora will be responsible for investment of the Trust’s securities portfolio using the list of securities provided by F.L. Putnam.

The agreements provide that the Trust will pay F.L. Putnam 1/4 of 1 percent (0.25%) of the Trust’s average monthly net assets per year, of which F.L. Putnam will pay 60 percent or 15/100 of 1 percent (0.15%) to PanAgora, leaving F.L. Putnam with a net fee of 1/10 of 1 percent (0.10%).  For the year ended December 31, 2014, the Trust incurred investment advisory fees of $36,039 from F.L. Putnam, and $54,058 from PanAgora.

F.L. Putnam, whose parent provided the necessary capital to establish the Trust, waived its total management fees from the inception of the Trust on December 20, 1996 through March 15, 2002 in order to assist the Trust in commencing operations. On March 15, 2002, the Board of Trustees authorized F.L. Putnam to begin receiving compensation for its services, and F.L. Putnam has received such compensation from that time.

At December 31, 2014, investment advisory fees of $21,380 were due and were included in "Accrued advisory fees" in the accompanying Statement of Assets and Liabilities. Of this amount $8,552 was due to F.L. Putnam and $12,828 was due to PanAgora.

PRINCIPLED EQUITY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

(Continued)

5.	Independent Registered Public Accountant, Administration and Transfer Agent Services:
Livingston & Haynes, P.C. serves as independent registered public accountant to the Trust. For the year ended December 31, 2014, the Trust incurred fees of $26,500 for audit and tax preparation.

At December 31, 2014, audit and accounting fees of $26,500 were included in "Accrued other expenses" in the accompanying Statement of Assets and Liabilities.

The Trust has entered into an agreement with Cardinal Investment Services, Incorporated for administrative and fund accounting services. Fees for these services were $35,000. At December 31, 2014, administrative and fund accounting fees of $3,006 were included in “Accrued administration fees” in the accompanying Statement of Assets and Liabilities.

The Trust has entered into an agreement with DST Systems, Incorporated for transfer agent and dividend disbursing agent services. Annual fees for these services are $25,000 with additional amounts of $7,500 for out-of-pocket expenses for a total of $32,500. At December 31, 2014, transfer fees of $5,420 were included in “Accrued transfer fees” in the accompanying Statement of Assets and Liabilities.

6.	Related Parties:
David W.C. Putnam, the President, Secretary and a Trustee of the Trust, is also a director and an indirect beneficial owner of the parent of the Trust’s investment adviser. No amounts were paid by the Trust for his services as President, Secretary and Trustee for the year ended December 31, 2014.

Christopher Y. Williams, the Assistant Secretary and the Assistant Treasurer of the Trust, is also the President of Cardinal Investment Services, Incorporated, the Trust’s administrator. No amounts were paid by the Trust for his services as Assistant Secretary and Assistant Treasurer for the year ended December 31, 2014.

James B. Craver, the Chief Compliance Officer, is also the General Counsel of the Trust. During the year ended December 31, 2014 he was paid $9,600 for his services as Chief Compliance Officer and $7,482 for legal services he provided to the Trust. At December 31, 2014 no amounts were owed him for his services as Chief Compliance Officer and General Counsel of the Trust.

7.	Purchases and Sales:
Aggregate cost of purchases and the proceeds from sales and maturities on investments for the year ended December 31, 2014 were:

Cost of securities acquired:
U.S. Government and investments backed by such securities	$--
Other investments	1,136,196
$1,136,196
Proceeds from sales and maturities:
U.S. Government and investments backed by such securities	$--
Other investments	3,861,802
$3,861,802

PRINCIPLED EQUITY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

(Continued)

8.	Certain Transactions:
Until the Trust was delisted in March 2014, it was the Trust’s intention, as authorized by its Board of Trustees, to repurchase on the Chicago Stock Exchange shares of common stock of the Trust from time to time in such amounts as determined by the Trustees to be in the best interests of the Trust and its shareholders at a price no higher than the current net asset value of such shares. During 2014 and 2013, the Trust’s weighted average discount per share between the cost of repurchase of the shares and the NAV applicable to such shares as of the date of the repurchase was 1.63% and 4.81%, respectively.

9.	Distribution to Shareholders:
On December 3, 2014, a distribution of $1.07 per share was declared.  The distribution was paid on December 29, 2014 to shareholders of record on December 24, 2014. On December 3, 2013, a distribution of $2.04 per share was declared. The distribution was paid on December 27, 2013 to shareholders of record on December 24, 2013.

The tax character of distributions paid during 2014 and 2013 was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$432,368	$399,207
Long-term capital gain	1,257,655	2,858,324
	$1,690,023	$3,257,531

During the years ended December 31, 2014 and 2013, accumulated realized gain from security transactions was decreased by $70,069 and $28,765, respectively, and accumulated undistributed net investment income was increased by the same amounts due to differences between book and tax accounting which arose from the distribution of net short-term capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

10.	Tender Offer:
On August 1, 2014, the Trust issued an offer to purchase (the “Offer”) up to 83,052 of the Trust’s shares.  The Offer terminated on August 29, 2014.  Pursuant to the Offer, 769,347 shares of the Trust were tendered, which were accepted by the Trust on a pro rata basis of 0.10795 for each Trust share tendered for repurchase.  A total of 83,051 of the Trust’s shares were accepted at net asset value less a discount of 1% for a total of $22.78 per share, as determined as of the close of the New York Stock Exchange on August 29, 2014.  The aggregate purchase price was $1,891,902.

PRINCIPLED EQUITY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

(Continued)

11.	Subsequent Events:
The Trust has evaluated the impact of all subsequent events on the Trust through February 18, 2015, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Supplemental Information

VOTING PROXIES ON TRUST PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Trust's portfolio is available without charge, upon request, by calling collect 239-304-1679, or on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the period ended June 30, 2014 is also available by calling collect 239-304-1679, or on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available, without charge and upon request, by calling collect 239-304-1679, or on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DIVIDEND REINVESTMENT PLAN

The Trust has adopted a Dividend Reinvestment Plan (the "Plan") that provides that unless you elect to receive your distributions in cash, they will be automatically reinvested by the Plan Administrator, DST Systems ("DST"), in additional shares of the Trust. If you elect to receive your distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

The Trust's Plan provides that each shareholder of the Trust must affirmatively elect to participate in the Plan upon becoming a shareholder of the Trust. No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of the Trust. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of the Trust that you will receive will be determined as follows:

The number of shares to be issued to a shareholder shall be based on the Net Asset Value per share of the Trust (the "Reinvestment NAV") on the payable date.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator at DST Systems, 2600 Southwest Blvd., Kansas City, MO 64108, or by calling collect at 816-435-5662 in accordance with such reasonable requirements as the Plan Administrator may agree upon.

The Plan Administrator maintains all common stockholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all shares you have received under the Plan.

Automatically reinvesting distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving distributions, even though you have not received any cash with which to pay the resulting tax.

If you hold your shares with a brokerage firm that does not participate in the Plan, you may not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Trustees the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from DST at 2600 Southwest Blvd., Kansas City, MO 64108, or by calling collect at 816-435-5662.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE TRUST'S INVESTMENT ADVISORY AGREEMENT

At a meeting of the Board of Trustees of the Trust held on August 19, 2013, the Board considered the re-approval for an annual period (through October, 2013) of the Trust's Investment Advisory Agreement (the "Management Agreement") with the Adviser, F.L. Putnam Investment Management Company, pursuant to which the Adviser provides the Trust with overall investment advisory and administrative services, and the Sub-Advisory Agreement with the Sub-Advisor, PanAgora Asset Management, pursuant to which the Sub-Advisor provides the Trust with investment advisory services.

Analysis of Nature, Extent and Quality of Services Provided to the Trust.

The Board members received a presentation from representatives of the Adviser and the Sub-Advisor regarding services provided to the Trust and discussed the nature, extent and quality of the services provided to the Trust pursuant to its Management Agreement. The Adviser's representatives reviewed the Trust's permitted investments, its screening process to ensure that only permitted investments as described in the Trust's prospectus are held by the Trust, and a comparison of the Trust's investment performance to the S&P 500 Index and other relevant benchmarks. The Board members also considered the Adviser's and the Sub-Advisor's research and portfolio management capabilities and their administrative, accounting and compliance infrastructure. The Board also considered the Adviser's and Sub-Advisor's brokerage policies and practices and the standards applied in seeking best execution, and their code of ethics and compliance policies and practices.

Comparative Analysis of the Trust's Performance and Investment Advisory Fee and Expense Ratio.

The Board members reviewed the Trust's performance and comparisons to the S&P 500 Index and to certain other funds which have similar exclusionary criteria with respect to permitted investments. The Board members noted that the Trust's total return performance for the year-to-date was comparable to the relevant Index, notwithstanding the exclusionary criteria which limits the Trust's universe of potential investments. The Board members also discussed the Trust's investment advisory fee and expense ratio and reviewed the range of investment advisory fees and expense ratios as compared to a comparable group of Trusts (the "Expense Group") and a broader group of Trusts (the "Expense Universe"). The Board members noted that the actual and contractual investment advisory fees and total expense ratio of the Trust were competitive with the Expense Group medians.

Representatives of the Adviser reviewed with the Board members the investment advisory fees paid by other accounts managed by the Adviser and the Sub-Advisor with similar investment objectives, policies and strategies as the Trust (the "Similar Accounts"). The Adviser's representatives explained the nature of the Similar Accounts and the differences in providing services to such Similar Accounts as compared to managing and providing services to the Trust. Representatives of the Adviser and the Sub-Advisor noted that they do not manage other trusts with similar investment objectives, policies and strategies as the Trust. The Board also considered advisory and administrative fee information from other similar funds provided by the Trust's Administrator. The Board analyzed the differences in fees paid to the Adviser and Sub-Advisor and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts and the other funds to evaluate the appropriateness and reasonableness of the Trust's investment advisory fee.

Analysis of Profitability and Economies of Scale.

The Adviser's representatives reviewed the dollar amount of expenses allocated and profit received by the Adviser and Sub-Advisor and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the Trust, and the extent to which economies of scale would be realized if the Trust grows and whether fee levels reflect these economies of scale for the benefit of Trust investors. The Board members also considered potential benefits to the Adviser and Sub-Advisor from acting as investment advisers to the Trust, including any soft dollar arrangements with respect to trading the Trust's investments.

It was noted that the Board members should consider the Adviser's profitability with respect to the Trust as part of their evaluation of whether the fee under the Management Agreement and Sub-Advisory Agreement bear a reasonable relationship to the range of services provided by the Adviser and Sub-Advisor, including the nature, extent and quality of such services. It was further noted that a discussion of economies of scale is predicated on increasing assets and that, if a Trust's assets had been decreasing, the possibility that the Adviser may have realized any economies of scale would be less.

At the conclusion of these discussions, the Board, including all of the members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended), agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement and Sub-Advisory Agreement.

Based on the discussions and considerations as described above, the Board made the following conclusions and determinations:

•	The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Advisor are adequate and appropriate.

•	The Board noted the impact of the Trust's exclusionary investment criteria on the Trust's performance and its satisfaction with the Adviser's screening process for acceptable securities while emphasizing the need for continued diligence in that regard.

•	The Board concluded that the fees paid by the Trust to the Adviser and the Sub-Advisor were reasonable in light of the services provided, comparative performance, expense and investment advisory fee information (including the fee waiver and expense reimbursement arrangement), costs of the services provided and profits to be realized and benefits derived or to be derived by the Adviser and Sub-Advisor from its relationship with the Trust.

•	The Board determined that the economies of scale which may accrue to the Adviser and Sub-Advisor in connection with the management of the Trust had been adequately considered by them in connection with the investment advisory fee rate charged to the Trust, and that, to the extent in the future it were determined that material economies of scale had not been shared with the Trust, the Board would seek to have those economies of scale shared with the Trust.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Trust and its shareholders.

PRINCIPLED EQUITY MARKET FUND - OFFICERS & TRUSTEES

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustee
HOWARD R. BUCKLEY 20 Appletree Drive, South Portland, ME 04106 Age 79	Non-Interested Trustee	16 Years Served; Term is for Life	President, Chief Executive Officer and Director, (Retired) Mercy Health System of Maine	1	None
JAMES B. CRAVER 40 Miller Hill Road, Dover, MA 02030	Chief Compliance Officer and General Counsel	3 ½ Years Served	Attorney, James B. Craver & Associates	1	None
SISTER ANNE MARY DONOVAN 447 Chestnut Hill Avenue, Brookline, MA 02146 Age 73	Non-Interested Trustee	16 Years Served; Term is for Life	Treasurer, Emmanuel College, Boston; Treasurer, Boston Province of the Sisters of Notre Dame de Namur	1	None
THOMAS A. HAMILTON 3400 Hamilton Avenue, Sarasota, FL 34242 Age 80	Non-Interested Trustee	1 Year Served; Term is for Life	Trustee, India Emerging Opportunities Fund Limited; Director, ASK Intermediaries Private Limited; Trustee, Enterprise Investment Managers Limited	1	None
SISTER MARY GEORGE O’TOOLE St. Joseph’s College of Maine 278 Whites Bridge Road Standish, Maine 04084 Age 80	Non-Interested Trustee	3 Years Served; Term is for Life	Archivist, St. Joseph’s College of Maine; former Vice President for Sponsorship and Mission Integration, St. Joseph’s College of Maine	1	None

DAVID W.C. PUTNAM 90 Lake Avenue, Newton Centre, MA 02459 Age 75	Interested Trustee, President & Secretary	18 Years Served; Term is for Life	President and Director, F.L. Putnam Securities Company, Inc., F.L. Putnam Investment Management Co.; former President and Director of F.L. Putnam Investment Management Company; Director, Atlas Water Co.; former Trustee, ING Mutual Funds (formerly Northstar and Advest Funds; former Director and Treasurer, Asian American Bank & Trust Co., Boston, MA	1	None
PATRICIA TOWER 26 Stonecleave Road North Andover, MA 01845 53	Non-Interested Trustee	3 Years Served; Term is for Life	Director of Finance, Sisters of Notre Dame de Namur; Associate Treasurer, Emmanuel College	1	None
GEORGE A. VIOLIN 16 Main Street Dover, MA 02030 70	Interested Trustee*	16 Years Served; Term is for Life	Physician; Principal, Ambulatory Surgical Centers of America, L.L.C.	1	None
CHRISTOPHER Y. WILLIAMS 5072 Annunciation Circle, Ave Maria, FL 34142	Asst. Secretary & Asst. Treasurer	18 Years Served	President, Cardinal Investment Services, inc.		None
JOEL M. ZIFF 344 Cambridge Road, Plymouth Meeting, PA 19462 Age 82	Chairman & Non Interested Trustee, Chairman of Audit Committee	16 Years Served; Term is for Life	Partner (retired) of Arthur Andersen & Co.	1	None

* Dr. Violin's son is currently employed by the Adviser

PRINCIPLED EQUITY MARKET FUND

INVESTMENT ADVISER
F.L. Putnam Investment Management Company
20 William Street, Wellesley, Massachusetts 02481
(800) 344-3435

SUB-ADVISOR
PanAgora Asset Management, Inc.
470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210

ADMINISTRATOR AND FUND ACCOUNTANT
Cardinal Investment Services, Incorporated
5072 Annunciation Circle, Suite 317
Ave Maria, Florida 34142
(239) 304-1679

CUSTODIAN
State Street Bank & Trust Company
200 Clarendon Street, Boston, Massachusetts 02116

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Livingston & Haynes, P.C.
40 Grove Street, Suite 380, Wellesley, Massachusetts 02482

LEGAL COUNSEL
James B. Craver & Associates, P.C.
42 Miller Hill Road, Dover, Massachusetts 02030

Clark Hill
One Oxford Center, Pittsburgh, Pennsylvania 15219

Sullivan & Worcester
1666 K Street, NW, Washington, D.C. 20006

TRANSFER AGENT
DST Systems, Inc.
210 West 10th Street, Kansas City, Missouri 64105

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus which includes information concerning the Trust's record or other pertinent information.

PRINCIPLED EQUITY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Principled Equity Market Fund:

We have audited the accompanying statement of assets and liabilities of Principled Equity Market Fund (a Massachusetts business trust), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Principled Equity Market Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

LIVINGSTON & HAYNES, P.C.

Wellesley, Massachusetts
February 18, 2015

ITEM 2.	CODE OF ETHICS

As  of  the period  ended  December  31, 2014,  Principled  Equity  Market Fund (also referred  to herein  as the  "Registrant," or the "Trust")  has  adopted a code of ethics ("Code") that applies to the Registrant's  principal  executive officer  and  principal  financial  officer,  principal  accounting  officer  or controller,  or person performing similar functions, a copy of which is included as an exhibit to this Form N-CSR.  Any person may request without charge a copy of the Registrant’s code of ethics by contacting the Trust collect at (239) 304-1679. No waivers or amendments to the code of ethics were made during the period.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Joel M. Ziff, who is an "independent" trustee for the purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

For the fiscal years ended  December  31, 2014 and  December 31, 2013, the aggregate fees for professional  services  rendered by Livingston & Haynes, P.C. ("L&H"), the Trust's independent public accountant,  for the audit of the Trust's annual financial  statements and services  normally provided by such  firm  in  connection  with  statutory  and  regulatory   filings  and engagements, totaled $26,500 and $25,500

(b)	Audit-Related Fees

For the fiscal years ended  December 31, 2014 and  December 31, 2013,  the aggregate fees for professional  services rendered by L&H for assurance and related  services  by such  firm  that  were  reasonably  related  to  the performance of the audit of the Trust's annual financial statements,  other than  those  referenced  in  paragraph  (a)  above, totaled  $0  and  $0, respectively.

(c)	Tax Fees

For the fiscal years ended  December  31, 2014 and  December 31, 2013,  the aggregate  fees  for  professional   services   rendered  by  L&H  for  tax compliance,  tax  advice and  tax  planning  totaled  $6,625 and $6,375, respectively.

d)	All Other Fees

For the fiscal years ended  December 31, 2014 and December  31,  2013,  the aggregate fees for professional  services  rendered by L&H for products and services other than those reported in subparagraphs (a) through (c) of this Item 4, totaled $0 and $0, respectively.

(e)	Audit Committee Procedures

Pursuant to Rule 2-01(a)(c)(7) of Regulation S-X, the audit  committee  has established pre-approval policies and procedures with respect to the audit, audit-related, tax, and other non-audit services.

 The Audit Committee pre-approves the Trust's accountant engagement for audit and non-audit services to the Trust and certain non-audit services to the Service Affiliates on a case-by case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the accountant's independence.

There were no services provided to the Trust or Service Affiliates during the last two years for which the pre-approval requirement was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)  During the Trust's  fiscal  years ended  December 31, 2014 and December 31, 2013, the aggregate  non-audit fees billed by L&H for services  rendered to F.L. Putnam Investment Management Company ("FLP"),  the Trust's investment adviser,  and to any entity  controlling,  controlled  by, or under  common control with FLP that provides ongoing services to the Trust, totaled $27,868 and $27,618, respectively.

During the Trust's fiscal years ended December 31, 2014 and December 31, 2013, the aggregate non-audit fees billed by L&H for services rendered to the Trust, totaled $6,625 and $6,375, respectively.

(h)  Registrant's  Board  of  Trustees  was  made  aware  of the  fact that the Registrant's  principal accountant provides tax preparation  services to the Registrant's Investment Adviser. The Audit Committee of the Board of Trustees of the Trust has reviewed the statement of independence provided by Livingston & Haynes, considered whether the provision of non-audit services by the firm to the Trust's Investment Adviser and any entity controlling, controlled by, or under common control with the Adviser is compatible with such firm's independence with respect to the Trust, and concluded that the non-audit services provided by Livingston & Haynes do not compromise that firm's independence with regard to the Trust.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The Registrant's board of trustees has determined that the Registrant has a standing audit committee.  The names of the audit committee are Joel M. Ziff, Howard R. Buckley, Sr. Anne Mary Donovan, Thomas Hamilton, Sr. Mary George O’Toole, Patricia Tower and George A. Violin.

ITEM 6.	SCHEDULE OF INVESTMENTS

The schedule is included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Principled Equity Market Fund Proxy Voting Policy and Procedures

This policy is designed to reflect the fiduciary duty to vote proxies in favor of shareholder interests. In determining our vote, we will not subordinate the economic interest of the Fund to any other entity or interested party. The following guidelines will be used for each of the following four categories of issues:

Routine Proposals

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

>>      Approval of auditors
>>      Election of directors
>>      Indemnification provisions for directors
>>      Liability limitations of directors
>>      Name changes

Non-Routine Proposals

Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder's investment. We will review each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the financial interest of the fund. Non-routine matters include:

>>      Mergers and acquisitions
>>      Restructuring
>>      Re-incorporation
>>      Changes in capitalization
>>      Increase in number of directors
>>      Increase in preferred stock
>>      Increase in common stock
>>      Stock option plans

Corporate Governance Proposals

We will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

>>      Poison pills
>>      Golden parachutes
>>      Greenmail
>>      Supermajority voting
>>      Dual class voting
>>      Classified boards

Shareholder Proposals

Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. We will review each issue on a case-by-case basis in order to determine the position that best represents the financial interest of the Fund. Shareholder matters include:

>>      Annual election of directors
>>      Anti-poison pill
>>      Anti-greenmail
>>      Confidential voting
>>      Cumulative voting

The full Board has delegated to a sub committee consisting of two (2) board members and one (1) officer of the Trust the implementation of this policy with respect to specific votes by the Trust.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)  William G. Zink, Director of Macro-Strategies at PanAgora Asset Management, Inc. ("PanAgora"), has 40 years of investment management experience and has been with PanAgora since 1988.

(a)(2)
(i)	William G. Zink
(ii)
RIC: 1 account; total AUM $37,057,132
Pooled: 4 accounts; total AUM $748,735,389
Other: 17 accounts; total AUM $1,969,575,431
(iii)	0 accounts with a performance fee
(iv)	N/A

(a)(3)
All of PanAgora's investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses.  All employees are evaluated by comparing their performance against tailored and specific objectives.  These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not the revenue associated with these accounts.

(a)(4) None
(a)(4)(b) N/A

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

REGISTRANT PURCHASES OF EQUITY SECURITIES

PERIOD 2014	TOTAL NUMBER OF SHARES PURCHASED	AVERAGE PRICE PAID PER SHARE	TOTAL NUMBER OF SHARES PURCHASED AS PART OF PUBLICALLY ANNOUNCED PLANS OR THE PLANS OR PROGRAMS	MAXIMUM NUMBER OF SHARES THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS

JUL 1-31	--	--	--	--
AUG 1-31	83,051	22.78	83,051	0
SEP 1-30	--	--	--	--
OCT 1-31	--	--	--	--
NOV 1-30	--	--	--	--
DEC 1-31	--	--	--	--
TOTAL	83,051	22.78	83,051	0

FOOTNOTES TO TABLE

(a)	The Tender Offer was announced by the Board on August 1, 2014.
(b)	Share amount of the Tender Offer was for 83,852 shares
(c)	The expiration date of the plan was August 29, 2014
(d)	The Tender Offer expired on August 29, 2014
(e)	Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

None

ITEM 11.	CONTROLS AND PROCEDURES

The Registrant's principal executive officers concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) that are in place are effective to ensure that the information required in filings by the Registrant on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.  The Registrant's principal executive officers concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS

(a)  Code of Ethics

(b)  Certifications